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Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com

Spectrum Pharmaceuticals Provides Third Quarter Financial and Pipeline Update

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Financial Update: Q3 revenues were $33.4 million, including $30.3 million in product sales, with recently launched drug EVOMELA® (melphalan) for injection contributing $5.9 million. The Company ended the quarter with Cash and Cash Equivalents of $171.9 million.

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Earnings Call Update: Spectrum is re-examining the accounting treatment of the 2013 acquisition of the rights to CE Melphalan from Ligand Pharmaceuticals. This re-examination is not expected to impact reported revenue or cash balance for this or prior periods. The previously scheduled earnings conference call for the third quarter 2016 will not take place today and the Company plans to release full financial results as soon as possible.

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ROLONTISTM (eflapegrastim): The Company received conditional acceptance of ROLONTIS as the trade name for SPI-2012 from the FDA. The pivotal Phase 3 study is actively enrolling breast cancer patients. The Company is initiating an additional Phase 3 study to enroll patients primarily in Europe. Spectrum continues to expect to file a BLA in 2018.

HENDERSON, Nevada - November 3, 2016 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in Hematology and Oncology announced that the earnings conference call for the third quarter 2016 will not take place to allow for more time to finalize financial results. The Company is re-examining the accounting treatment of the 2013 acquisition of the rights to CE Melphalan from Ligand Pharmaceuticals. This re-examination is not expected to impact reported revenue or cash balance for this or prior periods. The Company plans to release full financial results as soon as possible.

Pipeline Update:

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ROLONTIS (eflapegrastim), a novel long-acting GCSF: A pivotal non-inferiority Phase 3 study was initiated under a Special Protocol Assessment (SPA) from the FDA in 2016 to evaluate ROLONTIS in the management of chemotherapy-induced neutropenia in patients with breast cancer. The Company is initiating an additional Phase 3 study to enroll patients primarily in Europe. The Company is actively enrolling breast cancer patients in the current trial and expects to file a BLA in 2018. The Phase 2 data demonstrated that ROLONTIS was non-inferior to pegfilgrastim at the middle dose tested, and statistically superior in terms of duration of severe neutropenia at the highest dose tested. ROLONTIS was also shown to have an acceptable safety profile with no significant dose-related or unexpected toxicities.

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Poziotinib, a potential best-in-class, novel, pan-HER inhibitor: Spectrum is continuing to enroll a Phase 2 breast cancer trial in the U.S., based on promising Phase 1 efficacy data in breast cancer patients who had failed multiple other HER2-directed therapies. In addition, multiple Phase 2 studies are being conducted in South Korea by Hanmi Pharmaceuticals and National OncoVenture.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Financial Update for Q3 2016:
Total product sales were $30.3 million in the third quarter of 2016. Product sales in the third quarter included: FUSILEV® (levoleucovorin) net sales of $4.9 million, FOLOTYN® (pralatrexate injection) net sales of $11.3 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $2.6 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $1.9 million, BELEODAQ® (belinostat for injection) net sales of $3.6 million, and EVOMELA® (melphalan) for injection net sales of $5.9 million.
The Company ended the quarter with Cash and Cash Equivalents of $171.9 million.

About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in Hematology and Oncology. Spectrum currently markets six hematology/oncology drugs, and has an advanced stage pipeline that has the potential to transform the Company. Spectrum's strong track record for in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

Forward-looking statement - Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions. These forward-looking statements include Spectrum’s beliefs or expectations relating to Spectrum’s expectations relating to the filing of the Form 10-Q and the results of the ongoing review. These statements include, but are not limited to, statements that relate to Spectrum’s expectations relating to the filing of the Form 10-Q and the results of the ongoing review, Spectrum’s business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, the timing and results of FDA decisions, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that Spectrum’s existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include a material delay in Spectrum’s financial reporting, including the possibility that Spectrum will not be able to file its Form 10-Q in a timely manner, the possibility that one or more material weaknesses in Spectrum’s internal control over financial reporting may be identified in connection with the ongoing review, the possibility that the ongoing review may identify errors, which

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI could be material, in Spectrum’s accounting, whether investors should no longer rely upon previously issued financial statements, and the risk that Spectrum may need to restate its financial statements. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity and achievements of Spectrum, and neither Spectrum nor any person assumes responsibility for the accuracy and completeness of these statements. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®,FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®,BELEODAQ® , and EVOMELA® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™, QAPZOLA™, ROLONTIS™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2016 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI